                                                                      EXHIBIT 25

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar, R. E. Lowe and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


                                    /s/ O. G. Richard III
                                   ------------------------

Dated: October 18, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, C. M. Afshar, R. E. Lowe and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


                                    /s/ M. W. O'Donnell
                                  -----------------------

Dated: October 18, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.

                                       /s/ R. E. Lowe
                                    -------------------------

Dated: October 17, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar, R. E. Lowe and L.
J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.




                                    /s/ R. F. Albosta
                                 -----------------------

Dated: October 18, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar, R. E. Lowe and L.
J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                    /s/ Robert H. Beeby
                                --------------------------

Dated: October 18, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar, R. E. Lowe and L.
J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                    /s/ Wilson K. Cadman
                                 --------------------------

Dated: October 18, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar, R. E. Lowe and L.
J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.




                                    /s/ J. P. Heffernan
                                  -----------------------

Dated: October 18, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar, R. E. Lowe and L.
J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


                                            /s/ Donald Paul Hodel
                                         ----------------------------


Dated: November 15, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar, R. E. Lowe and L.
J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


                                     /s/ Malcom T. Hopkins
                                  ---------------------------

Dated: October 18, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar, R. E. Lowe and L.
J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                      /s/ Malcom Jozoff
                                   -------------------------

Dated: October 18, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar, R. E. Lowe and L.
J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                    /s/ William E. Lavery
                                 ----------------------------

Dated: October 18, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar, R. E. Lowe and L.
J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                    /s/ Gerald E. Mayo
                                 -------------------------

Dated: October 18, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar, R. E. Lowe and L.
J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                    /s/ Douglas E. Olesen
                                 ----------------------------

Dated: October 18, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar, R. E. Lowe and L.
J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                    /s/ Ernesta G. Procope
                                 ----------------------------

Dated: October 18, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar, R. E. Lowe and L.
J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                    /s/ James R. Thomas
                                 --------------------------

Dated: October 18, 1995

                         THE COLUMBIA GAS SYSTEM, INC.

                               POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

         WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities & Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to $1,000,000,000 of debt and equity securities to finance settlements pursuant to the Corporation's Amended Plan of Reorganization ("POR") and the Amended Plan of Reorganization of Columbia Gas Transmission Corporation; to refund certain securities issued pursuant to the Corporation's POR; and for general corporate purposes (collectively, the "Securities").

         NOW, THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, C. M. Afshar, R. E. Lowe and L.
J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                     /s/ W. R. Wilson
                                  -----------------------

Dated: October 18, 1995